Exhibit 32.2

Certification Pursuant to 18. U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the quarterly report of B.H.I.T. Inc. (the “Company”) on Form 10-Q for the quarter ending March 31, 2009 (the “Report”) filed with the Securities and Exchange Commission on the date hereof, I, Bennett Marks, Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of § 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Bennett Marks
Bennett Marks
Vice President and
Chief Financial Officer

May 6, 2009